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                                                                    Exhibit 10.3

                                JOINT AND SEVERAL
                          CONTINUING GUARANTY AGREEMENT

      This JOINT AND SEVERAL CONTINUING GUARANTY AGREEMENT (the "GUARANTY"), dated as of April 13, 2005, jointly and severally by OMR SYSTEMS CORPORATION, a New Jersey corporation (collectively with each Joinder Party (defined herein), if any, the "GUARANTOR"), in favor of FLEET NATIONAL BANK, a Bank of America company ("Lender").

                                    PREAMBLE

      In consideration of and as a material inducement for the Lender having extended or in the future extending loans, advances or otherwise giving credit to, or on behalf of, SS&C Technologies, Inc. a Delaware corporation (the "BORROWER"), under a $75,000,000 revolving line of credit (the "LOAN"), such Loan being made pursuant to the terms and conditions of, and evidenced by, among other things, a Credit Agreement dated as of the date hereof between the Borrower and the Lender (as the same may be amended, supplemented or modified from time to time, the "CREDIT AGREEMENT") and a related $75,000,000 revolving credit promissory note executed by the Borrower in favor of the Lender dated of even date herewith (as the same may be amended, supplemented, modified or replaced from time to time, the "NOTE"), the Guarantor does hereby jointly and severally represent, warrant, covenant and agree as follows:

      1. DEFINITIONS.

      The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

      2. GUARANTY OF PAYMENT AND PERFORMANCE.

      The Guarantor hereby jointly and severally guarantees to the Lender the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), of (a) the principal of and premium, if any, and interest on the Loan made to the Borrower under the Credit Agreement, (b) obligations of the Borrower under the Note held by the Lender, and (c) all other monetary Obligations of the Borrower to the Lender, including, without limitation, all fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, in each case whether now in existence or hereafter incurred or arising, including all such interest, fees, costs or charges which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Federal Bankruptcy Code (collectively, the "GUARANTEED OBLIGATIONS"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise) of all the Guaranteed Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Guaranteed Obligations from the Borrower or any other Person

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primarily or secondarily liable with respect to any of the Guaranteed
Obligations or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Guaranteed Obligations, the obligations of the Guarantor hereunder with respect to such Guaranteed Obligations in default shall become immediately due and payable to the Lender without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lender on any number of occasions. All payments by the Guarantor hereunder shall be made to the Lender, in the manner and at the place of payment specified therefor in the Credit Agreement, for the account of the Lender.

      3. GUARANTOR'S AGREEMENT TO PAY ENFORCEMENT COSTS, ETC.

      The Guarantor further jointly and severally agrees, as the principal obligor and not as guarantor only, to pay to the Lender, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with the Guaranteed Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this
Section 3 from the time when such amounts become due until payment thereof, whether before or after judgment, at the rate of interest set forth in Section
2.07 of the Credit Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

      4. WAIVERS BY GUARANTOR; LENDER' FREEDOM TO ACT.

      The Guarantor jointly and severally agrees that the Guaranteed Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or rights of the Lenders thereto. The Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Guaranteed Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other Person primarily or secondarily liable with respect to any of the Guaranteed Obligations, and to the fullest extent permitted by applicable law, all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of the Credit Agreement and any other Loan Document evidencing, securing or otherwise executed in connection with any Guaranteed Obligation and agrees that the joint and several obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise altered or impaired by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person primarily or secondarily liable with respect to any of the Guaranteed Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Guaranteed Obligation; (iii) any change in the time, place or manner of payment of any of the Guaranteed Obligations or any rescissions, waivers, compromise, refinancing, consolidation, amendments or modifications of any of the terms or provisions of the Credit Agreement or any other Loan Document evidencing, securing or otherwise executed in connection with any of the Guaranteed

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Obligations; (iv) the addition, substitution or release of any Person primarily or secondarily liable for any Guaranteed Obligation, (v) the adequacy of any rights which the Lender may have against any collateral security or other means of obtaining repayment of any of the Guaranteed Obligations; (vi) the impairment of any collateral securing any of the Guaranteed Obligations, including without limitation the failure to perfect or preserve any rights which the Lender might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after the Lender's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Lender.

      5. UNENFORCEABILITY OF GUARANTEED OBLIGATIONS AGAINST BORROWER.

      If for any reason the Borrower fails to have a legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Guaranteed Obligations. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement or any other Loan Document evidencing, securing or otherwise executed in connection with any Guaranteed Obligation shall be immediately due and payable by the Guarantor.

      6. SUBROGATION; SUBORDINATION.

            6.1 WAIVER OF RIGHTS AGAINST BORROWER.

            Until the final payment and performance in full of all of the Guaranteed Obligations and any and all other Obligations of the Borrower to the Lender under the Loan Documents, (i) the Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; (ii) the Guarantor will not claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and (iii) the Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Lender.

            6.2 SUBORDINATION.

            The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter owed to the Guarantor is hereby subordinated to the prior

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      payment in full of all of the Guaranteed Obligations and any and all other obligations of the Borrower to the Lender or any affiliate of the Lender. The Lender agrees that prior to the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, such indebtedness may be advanced and repaid in accordance with the terms of such indebtedness, but without acceleration and without any premium thereon. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, the Guarantor will not collect, demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until all of the Guaranteed Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor in trust for the Lender and be paid over to the Lender on account of the Guaranteed Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

            6.3 PROVISIONS SUPPLEMENTAL.

            The provisions of this Section 6 shall be supplemental to and not in derogation of any rights and remedies of the Lender or any affiliate of the Lender under any separate subordination agreement which the Lender may at any time and from time to time enter into with the Guarantor.

      7. SETOFF.

      If an Event of Default shall have occurred and be continuing, the Lender and its Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Lender or any such Affiliate to or for the credit or the account of Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty or any other Loan Document to the Lender, irrespective of whether or not the Lender shall have made any demand under this Guaranty or any other Loan Document and although such obligations of the Guarantor may be contingent or unmatured or are owed to a branch or office of the Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of the Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that the Lender or its Affiliates may have. The Lender agrees to notify the Guarantor promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

      8. FURTHER ASSURANCES.

      At the request of the Lender, the Guarantor will cooperate with the Lender and deliver and execute such further instruments and documents as the Lender may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder. In furtherance, and not in limitation of the foregoing, Guarantor agrees that it shall comply with any and all reporting and delivery requirements set forth in the Loan

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Documents. Guarantor acknowledges and confirms that it has established adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower, and that Guarantor will look to the Borrower and not to the Lender in order for Guarantor to keep adequately informed of changes in the Borrower's financial condition.

      9. REINSTATEMENT; TERMINATION.

      (a) This Guaranty shall remain in full force and effect notwithstanding any attempt by the Guarantor to revoke this Guaranty. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such attempted revocation, if, and to the extent that, at any time any payment made or value received with respect to any Guaranteed Obligation is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

      (b) This Guaranty shall remain in full force and effect until payment in full of all Guaranteed Obligations, the termination of all Commitments under the Credit Agreement and the performance in full of all obligations of the Guarantor under this Guaranty, subject to reinstatement as provided in Section 9(a). Subject to Section 9(a), the Guarantor's payment obligations hereunder shall be deemed satisfied upon the actual and timely receipt by the Lender of all amounts payable hereunder.

      10. SUCCESSORS AND ASSIGNS.

      The provisions of this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that Guarantor may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 9.06 of the Credit Agreement and, to the extent expressly contemplated by the Credit Agreement, the Related Parties of the Lender) any legal or equitable right, remedy or claim under or by reason of this Guaranty.

      11. AMENDMENTS AND WAIVERS.

      No amendment or waiver of any provision of this Guaranty shall be effective unless in writing signed by the Lender and Guarantor, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      12. NOTICES.

      All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be made, given and deemed effective in the manner set forth in Section 9.02 of the Credit Agreement.

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      13. GOVERNING LAW; CONSENT TO JURISDICTION.

      (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      (b) SUBMISSION TO JURISDICTION. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST THE GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

      (c) WAIVER OF VENUE. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

      (d) SERVICE OF PROCESS. GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN Section 9.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

      14. WAIVER OF JURY TRIAL.

      GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE

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TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR
ANY OTHER THEORY). GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      15. USA PATRIOT ACT NOTICE.

      The Lender hereby notifies Guarantor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Guarantor, which information includes the name and address of each Guarantor and other information that will allow the Lender to identify the Guarantor in accordance with the Act.

      16. LIMITATION ON GUARANTEED OBLIGATIONS.

      Notwithstanding any provision herein to the contrary, Guarantor's liability hereunder shall be limited to an amount not to exceed as of any date of determination the greater of:

      (a) the net amount of all L/C Obligations and Committed Loans advanced under the Credit Agreement and directly or indirectly re-loaned or otherwise transferred to, or incurred for the benefit of, such Guarantor, plus interest thereon at the rate specified in the Credit Agreement; or

      (b) the amount which could be claimed by the Lender from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under
Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor under Section 17.

      17. CONTRIBUTION WITH RESPECT TO GUARANTEED OBLIGATIONS.

      (a) To the extent that any payment made by a Guarantor or from its property under this Guaranty or any Loan Document of all or any of the Guaranteed Obligations (a "GUARANTOR PAYMENT"), taking into account all other Guarantor Payments then previously or concurrently made by the other Guarantors or from their properties, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's "Allocable Amount" (as defined below) (in effect immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of Guarantors in effect immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the

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amount of such excess, ratably based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. If and whenever any right of reimbursement or contribution becomes enforceable by any Guarantor against any other Guarantor under this Section 16, such Guarantor shall be entitled, subject to and upon payment in full of the Obligations, to be subrogated (equally and ratably with all other Guarantors entitled to reimbursement or contribution from any other Guarantor as set forth in this Section 17) to any security interest that may then be held by the Lender upon any Collateral granted to it under the Security Documents. If subrogation is demanded by any Guarantor, then (after payment in full of all the Obligations and termination of all Commitments) at such Guarantor's sole cost and expense, Lender shall deliver to the Guarantors making such demand, or to a representative of such Guarantors or the Guarantors generally, an instrument reasonably satisfactory to the Lender transferring whatever security interest the Lender then may hold in whatever Collateral may then exist that was not previously released or disposed of by the Lender.

      (b) As of any date of determination, the "ALLOCABLE AMOUNT" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

      (c) This Section 17 is intended only to define the relative rights of Guarantors and nothing set forth in this Section 17 is intended to or shall impair the obligations of Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

      (d) The rights of the parties under this Section 17 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations and the termination of the Credit Agreement and the other Loan Documents.

      (e) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of any Guarantor to which such contribution and indemnification is owing.

      18. MISCELLANEOUS.

      This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

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      19. COMMERCIAL TRANSACTIONS.

      GUARANTOR REPRESENTS, WARRANTS AND ACKNOWLEDGES THAT THE TRANSACTIONS OF WHICH THIS GUARANTY IS PART ARE COMMERCIAL TRANSACTIONS.

      20. JOINDER PARTIES.

      Guarantor hereby acknowledges and agrees that, from time to time after the date of this Guaranty, certain Domestic Subsidiaries of Borrower may become a party to this Guaranty (each, a "JOINDER PARTY") and be bound by all the terms, provisions and conditions contained herein, pursuant to, and in furtherance of, the Borrower's covenants and obligations set forth in Section 6.12 of the Credit Agreement. Each such Joinder Party shall constitute a "Guarantor" for all purposes hereunder with the same force and effect as if originally named as a Guarantor hereunder.

      21. OTHER GUARANTORS.

      Each Guarantor acknowledges that other Guarantors and Joinder Parties have or may also from time to time become primarily or secondarily liable with respect to any of the Guaranteed Obligations, in which event the liability of the Guarantors hereunder shall be joint and several. Each Guarantor further acknowledges that the failure of any of the other Guarantors, if any, to execute and deliver their respective guarantees hereunder shall not discharge the liability of such Guarantor under this Guaranty.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

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      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                         OMR SYSTEMS CORPORATION

                                         By: /s/ Patrick J. Pedonti
                                         Name: Patrick J. Pedonti
                                         Title: Treasurer